                                                                      EXHIBIT 32

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS
                ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-
                                OXLEY ACT OF 2002

Each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Quarterly Report on Form 10-QSB for the quarter ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This 14th day of August 2003.

/s/ Monty G. Watson
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Chief Executive Officer/Principal Executive Officer

/s/ Kelly J. Johnson
------------------------------------
Chief Financial Officer/Principal Financial and Accounting Officer

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